UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Sale of Notes

On June 15, 2018, Kraft Heinz Foods Company (the “Issuer”), a 100% owned operating subsidiary of The Kraft Heinz Company (the “Guarantor”), issued $300,000,000 aggregate principal amount of its 3.375% senior notes due 2021 (the “2021 Notes”), $1,600,000,000 aggregate principal amount of its 4.000% senior notes due 2023 (the “2023 Notes”) and $1,100,000,000 aggregate principal amount of its 4.625% senior notes due 2029 (collectively with the 2021 Notes and the 2023 Notes, the “Notes”) pursuant to its effective shelf registration statement on Form S-3 (Registration No. 333-213290), as filed by the Issuer and the Guarantor with the Securities and Exchange Commission (the “SEC”) on August 24, 2016. The Notes are guaranteed on a senior basis by the Guarantor. On June 5, 2018, the Issuer and the Guarantor filed with the SEC a prospectus supplement dated June 4, 2018 (the “Prospectus Supplement”) in connection with the public offering of the Notes. References herein to “we,” “us” and “our” refer to the Guarantor and its subsidiaries.

The Notes were issued pursuant to an Indenture, dated as of July 1, 2015, among the Issuer, the Guarantor and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of June 15, 2018, by and among the Issuer, the Guarantor and the Trustee (the “Seventh Supplemental Indenture”).

We intend to use the proceeds from the Notes to repay certain notes maturing in July and August 2018. We also intend to use approximately $500 million of the proceeds in connection with the wind-down of our U.S. accounts receivable securitization and factoring program, which represents the vast majority of our securitization and factoring programs. The balance of the proceeds will be used to refinance a portion of commercial paper borrowings and for other general corporate purposes.

For a complete description of the terms and conditions of the offering, the Notes and the Seventh Supplemental Indenture, please refer to copies of the Seventh Supplemental Indenture and the Form of Note, which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Amendment to Credit Agreement

On June 15, 2018, the Issuer and the Guarantor entered into the Second Amendment (the “Second Amendment”) to the Credit Agreement, dated as of July 6, 2015, among the Issuer, as borrower, the Guarantor, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as London agent, and the lenders party thereto (as heretofore amended, the “Credit Agreement”).

Among other things, the Second Amendment (a) extended the maturity date of the revolving loans and commitments under the Credit Agreement from July 6, 2021 to July 6, 2023 and (b) established a $400,000,000 euro equivalent swingline facility, which will be available for short-term loans denominated in euros on a same day basis. The Second Amendment will be effective upon, and subject to, the satisfaction of customary closing conditions on or before July 6, 2018.

The obligations under the Credit Agreement continue to be guaranteed by the Issuer in the case of indebtedness and other liabilities of any subsidiary borrower and by the Guarantor in the case of indebtedness and other liabilities of any subsidiary borrower and the Issuer. In addition, the Credit Agreement contains representations, warranties, covenants and events of default that are typical for this type of facility.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Credit Agreement, which was filed with the SEC on July 6, 2015, and the Second Amendment, which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report with respect to the issuance of the Notes is incorporated by reference herein.

Item 8.01. Other Events.

In connection with the issuance and sale of the Notes, the Issuer and the Guarantor entered into an underwriting agreement (the “Underwriting Agreement”), dated June 4, 2018, with Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase the Notes. Among other things, the Issuer agreed to indemnify the Underwriters with respect to certain aspects of the offering of the Notes.

The description of the Underwriting Agreement in this Current Report is a summary and is qualified in its entirety by reference to the Underwriting Agreement. The Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 4, 2018, by and among Kraft Heinz Foods Company, The Kraft Heinz Company and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Seventh Supplemental Indenture, dated as of June 15, 2018, governing the 3.375% Senior Notes due 2021, the 4.000% Senior Notes due 2023 and the 4.625% Senior Notes due 2029, by and among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of Note (included as Exhibit A to Exhibit 4.1 filed herewith).

5.1	Opinion of the Senior Counsel, Strategy & Operations, and Assistant Secretary of Kraft Heinz Foods Company regarding the Notes.

5.2	Opinion of the Assistant Corporate Secretary and Deputy General Counsel, Corporate and Securities of The Kraft Heinz Company regarding the guarantee of the Notes.

5.3	Opinion of Kirkland & Ellis LLP.

10.1	Second Amendment to Credit Agreement, entered into as of June 15, 2018, to the Credit Agreement dated as of July 6, 2015, by and among The Kraft Heinz Company, Kraft Heinz Foods Company, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London agent for the Lenders.

12.1	Calculation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Kraft Heinz Foods Company (included in Exhibit 5.1 filed herewith).

23.2	Consent of The Kraft Heinz Company (included in Exhibit 5.2 filed herewith).

23.3	Consent of Kirkland & Ellis LLP (included in Exhibit 5.3 filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: June 15, 2018	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Corporate Secretary